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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 5, 2001, in the Registration Statement (Form SB-2) and related Prospectus of U.S. Laboratories Inc. dated April 24, 2001.

                                          /s/ Ernst & Young LLP


San Diego, California
April 23, 2001